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                                                                   Exhibit 10.8

                [PRAECIS PHARMACEUTICALS INCORPORATED LETTERHEAD]




                                                              January 30, 2001




VIA FACSIMILE AND FEDEX
-----------------------

Sanofi-Synthelabo Inc.
90 Park Avenue
New York, NY 10016
Facsimile No. 212-551-4921
Attention: John M. Spinnato,
           Senior Vice President and General Counsel

                  Re: Amendment to Warrant for the Purchase of Shares of Common Stock of PRAECIS PHARMACEUTICALS
                        INCORPORATED
                        ------------

Dear Sirs:

                  This letter will constitute an amendment, effective as of the date hereof, to the Warrant for the Purchase of Shares of Common Stock (the "Warrant") originally issued by PRAECIS PHARMACEUTICALS INCORPORATED (the "Company") to Sylamerica, Inc., now known as Sanofi-Synthelabo Inc. ("Sanofi-Synthelabo"), pursuant to the Stock and Warrant Purchase Agreement, dated as of May 13, 1997, between Sylamerica, Inc. and the Company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Warrant.

         The parties hereby agree that the Warrant is amended as follows:

         -  Section 1. of the existing Warrant is renumbered as "Section 1.(a)".

         - A new paragraph (b) to Section 1. is added to the Warrant and reads in its entirety as follows:

            1.(b)   Notwithstanding paragraph (a) of this Section 1., in lieu of payment of the Exercise Price, the Holder may exercise this Warrant, in whole or in part, by surrender of this Warrant, together with a Cashless Exercise Form in the form attached hereto as Exhibit II, duly executed


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Sanofi-Synthelabo Inc.
Page 2


            (a "Cashless Exercise"). Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any part of the Exercise Price for the Shares covered by such exercise. In the event of a Cashless Exercise, the Holder shall exchange this Warrant for that number of shares of Common Stock (rounded up to the nearest whole share, notwithstanding the provisions of Section 2 of this Warrant relating to the treatment of fractional shares) determined by multiplying the number of Shares for which the Warrant is being so exercised by a fraction, the numerator of which shall be the positive difference (if any) between the then current market price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(b), the then current market price per share of Common Stock shall be deemed to be the closing sales price per share of the Common Stock on the principal public trading market on which the Common Stock is then traded on the business day immediately preceding the date of the Cashless Exercise, or if the Common Stock is not then traded on any public trading market, the fair market price of the Common Stock as at such date, as determined in good faith by the Company's Board of Directors.

            - A new Exhibit II is added to the Warrant and reads in its entirety as provided in the attached form of Exhibit II.


            All other terms and provisions of the Warrant will remain in full force and effect.

            The Company and Sanofi-Synthelabo acknowledge, by their respective signatures below, that no commission, remuneration or other consideration was paid or given by them in connection with the matters set forth herein.



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Sanofi-Synthelabo Inc.
Page 3

            Please acknowledge your acceptance of and agreement with the foregoing by signing below in the space provided and returning a copy of this letter to Kevin F. McLaughlin at the address set forth above.

                                                Very truly yours,

                                                PRAECIS PHARMACEUTICALS
                                                INCORPORATED


                                                By /s/ Kevin F. McLaughlin
                                                   ----------------------------
                                                   Name: Kevin F. McLaughlin
                                                   Title:  Sr. V.P. and CFO

Enclosure

cc:      Coudert Brothers
         1114 Avenue of the Americas
         New York, NY  10036-7703
         Attention: James Colihan, Esq.

Accepted and Agreed:

SANOFI-SYNTHELABO INC.


By /s/ Gregory Irace
   -----------------------------------------
    Name:  Gregory Irace
    Title: Vice President and CFO


By /s/ Richard H. Thomson
   -----------------------------------------
    Name:  Richard H. Thomson
    Title: Vice President and Treasurer

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                               FORM OF EXHIBIT II


                                                                     Exhibit II
                                                                     ----------

                          CASHLESS ELECTION TO EXERCISE

    The undersigned hereby irrevocably exercises its right to subscribe for and purchase from PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation, __________ fully paid, validly issued and nonassessable shares of Common Stock covered by the within Warrant. The undersigned hereby elects to pay the Exercise Price pursuant to the Cashless Exercise provisions of the Warrant, as provided for in Section 1(b) of such Warrant, as amended to date.


                                                    SANOFI-SYNTHELABO INC.

                                                    By________________________
                                                        Name:
                                                        Title:

Date:________________

*********************************************************

INSTRUCTIONS FOR ISSUANCE OF STOCK CERTIFICATE

(if other than to the registered holder of the within Warrant)

Name:____________________________

Address:__________________________
        __________________________
        __________________________
        __________________________


Social Security or
Taxpayer Identification Number:
                               ---------------------------